UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Aquantia Corp.

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See the reverse side of this notice to obtainproxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for theShareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you holdshares in the above named company. This is not a ballot. You cannot use this notice to votethese shares. This communication presents only anoverview of the more complete proxy materials that areavailable to you on the Internet. You may view the proxymaterials online at www.proxyvote.com or easily request apaper copy (see reverse side). We encourage you to access and review all of the importantinformation contained in the proxy materials before voting. Meeting InformationMeeting Type:<mtgtype> For holders as of:<recdate> Date: Time: <mtgtime> Location: 0000381886_1 R1.0.1.17AQUANTIA CORP. AQUANTIA CORP. 105 E. TASMAN DRIVESAN JOSE, CALIFORNIA 9134Annual MeetingApril 30, 2018June 29, 2018June 29, 20189:30 AM PDTAquantia Corp. 105 East Tasman DriveSan Jose, CA 95134

Please Choose One of the Following Voting MethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possessionof an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specialrequirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote ..... Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on thefollowing page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request: 1)BY INTERNET:www.proxyvote.com2)BY TELEPHONE:1-800-579-16393)BY E-MAIL*:sendmaterial@proxyvote.com*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow (located on the following page) in the subject line. ..... ..... 0000381886_2 R1.0.1.171. Annual Report 2. Notice & Proxy StatementRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before June 17, 2018 to facilitate timely delivery.

Voting items0000381886_3 R1.0.1.17The Board of Directors recommends you voteFOR the following: 1. Election of Directors  Nominees01 Geoffery G. Ribar02 Anders SwhanThe Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.2 To hold an advisory vote to approve executive compensation. 3 To hold an advisory vote on the frequency of holding an advisory vote on our executive compensation. 4 To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for  the fiscal year ending December 31, 2018.5 To approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the Certificate of  Incorporation) to decrease the authorized number of shares of the Company's Common Stock and Preferred Stock  from 400,000,000 and 10,000,000 shares, respectively, to 95,000,000 and 5,000,000 shares, respectively. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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